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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statements (Form S-3 No. 333-44141, Form S-3 No. 333-40451, Form S-8 dated October 9, 1997,
Form S-3 No. 333-78061, Form S-8 No. 333-82513) of Arden Realty, Inc. and in the related Prospectuses of our report dated January 31, 2000, with respect to the consolidated financial statements of Arden Realty Inc. included in this Form 10-K for the year ended December 31, 1999.

Los Angeles, California
March 21, 2000